UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2023

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-41550	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14025 Riveredge Drive, Suite 300,

Tampa, Florida 33637

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock $5.00 Par Value	CCK	New York Stock Exchange
7 3/8% Debentures Due 2026	CCK26	New York Stock Exchange
7 1/2% Debentures Due 2096	CCK96	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in Item 2.03 below is hereby incorporated herein by reference.

SECTION 2 - FINANCIAL OPERATION

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

On May 9, 2023, Crown Holdings, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) pursuant to which Crown European Holdings S.A. (the “Issuer”), a subsidiary of the Company, agreed to issue and sell to several initial purchasers, for whom BNP Paribas is acting as representative, €500,000,000 in aggregate principal amount of senior unsecured notes due 2028 (the “Notes”).

The Notes will mature on May 15, 2028 and will accrue interest at a rate of 5.000% per year. Interest on the Notes will be payable semi-annually on May 15 and November 15 of each year, beginning on November 15, 2023. The Issuer may redeem some or all of the Notes, at its option, at any time prior to April 15, 2028 by paying 100% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, and a make-whole premium.

The Issuer may redeem some or all of the Notes, at its option, at any time on or after April 15, 2028 by paying 100% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If the Issuer or the Company experiences a change of control repurchase event, the Issuer may be required to offer to purchase the Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

The Notes are senior obligations of the Issuer. The Notes will be unconditionally guaranteed on a senior basis by the Company and, subject to applicable law and exceptions, certain of the Company’s current and future subsidiaries organized under the laws of the United States, Canada, United Kingdom, France, Germany, Luxembourg, Mexico, the Netherlands and Switzerland.

The Notes will be sold in a private placement and resold by the initial purchasers to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement attached hereto as Exhibit 10.1, which is hereby incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this Form 8-K consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, including the expected completion of the offering of the Notes, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors that could cause the statements made in this Form 8-K or the actual results of operations or financial condition of the Company to differ include, without limitation, that the offering of the Notes is subject to a number of conditions. There can be no assurance that the offering of the Notes will be completed as described herein or at all. Other important factors are discussed under the caption “Forward Looking Statements” in the Company’s Form 10-K Annual Report for the year ended December 31, 2022 and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

Exhibit 10.1	Purchase Agreement, dated as of May 9, 2023, by and among the Company, the Issuer, BNP Paribas, as representative of the Initial Purchasers named in Schedule I thereto, and the Guarantors (as defined therein).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2023

CROWN HOLDINGS, INC.

By:	/s/ Christy L. Kalaus
Name:	Christy L. Kalaus
Title:	Vice President and Corporate Controller